o MUN *P1

                      SUPPLEMENT DATED JANUARY 12, 1999
                             TO THE PROSPECTUS OF

                     FRANKLIN MUNICIPAL SECURITIES TRUST
    (Franklin Arkansas Municipal Bond Fund, Franklin California High Yield Municipal Fund, Franklin Hawaii Municipal Bond Fund, Franklin Tennessee
        Municipal Bond Fund and Franklin Washington Municipal Bond Fund)
                            dated October 1, 1998

On January 12, 1999, Franklin Municipal Securities Trust's Board of Trustees approved proposals to merge the Franklin Arkansas Municipal Bond Fund, Franklin Hawaii Municipal Bond Fund and Franklin Washington Municipal Bond Fund into Franklin Federal Tax-Free Income Fund, subject to shareholder approval. Franklin Federal Tax-Free Income Fund's Board of Directors also approved the mergers. The investment goal of the Franklin Arkansas Municipal Bond Fund, Franklin Hawaii Municipal Bond Fund and Franklin Washington Municipal Bond Fund is to maximize income exempt from federal income taxes and from the personal income taxes, if any, for resident shareholders of the fund's state to the extent consistent with prudent investing and the preservation of shareholders' capital. The investment goal of the Franklin Federal Tax-Free Income Fund is to provide investors with as high a level of interest income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The Boards believe these proposed mergers will benefit shareholders.

It is anticipated that in the spring of 1999 shareholders of Franklin Arkansas Municipal Bond Fund, Franklin Hawaii Municipal Bond Fund and Franklin Washington Municipal Bond Fund will receive a proxy and proxy statement requesting their votes on the applicable merger.

Franklin Arkansas Municipal Bond Fund, Franklin Hawaii Municipal Bond Fund and Franklin Washington Municipal Bond Fund will be closed to new investors after the close of business on January 12, 1999. If you are a shareholder of record as of the close of business on January 12, 1999, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions.

Although you may redeem your shares, please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be allowed to buy additional shares of Franklin Arkansas Municipal Bond Fund, Franklin Hawaii Municipal Bond Fund and Franklin Washington Municipal Bond Fund or to reopen your account in those funds.



              Please keep this supplement for future reference.